Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Flowserve Announces Departure of Chief Financial Officer Michael Taff

DALLAS, February 18, 2015 - Flowserve Corporation (NYSE:FLS), a leading provider of flow control products and services for the global infrastructure markets, today announced that Michael Taff, senior vice president and chief financial officer, will be leaving the company. To ensure a smooth transition, Taff will be staying on through March 31.

“On behalf of Flowserve, I offer my sincere thanks to Mike for his service to the company,” said Mark Blinn, Flowserve president and chief executive officer. “Since joining Flowserve, Mike has made a number of valuable contributions that we will be able to build on and take to the next level. I appreciate the sacrifices he has made these past three years commuting from Houston and I wish him all the best in his future endeavors.”

The company has commenced a comprehensive search for a permanent replacement. Malcolm Platt, vice president, finance for the Industrial Product Division, will serve as interim chief financial officer with primary responsibility for operational finance functions. Platt joined Flowserve in 2002, and has served in his current role since January 2012. Prior to his current role, he held various positions of increasing responsibility within the company’s finance organization.

Investor Contacts:

Jay Roueche, vice president, treasurer & Investor Relations, (972) 443-6560

Mike Mullin, director, Investor Relations, (972) 443-6636

Media Contact:

Lars Rosene, vice president, Global Communications and Public Affairs, (972) 443-6644

About Flowserve: Flowserve Corporation is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 55 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in the global financial markets and the availability of capital and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products; the substantial dependence of our sales on the success of the oil and gas, chemical, power generation and water management industries; the adverse impact of volatile raw materials prices on our products and operating margins; our ability to execute and realize the expected financial benefits from our strategic realignment initiatives; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, particularly Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Venezuela; our furnishing of products and services to nuclear power plant facilities; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; a foreign government investigation regarding our participation in the United Nations Oil-for-Food Program; expectations regarding acquisitions and the integration of acquired businesses; our foreign subsidiaries autonomously conducting limited business operations and sales in certain countries identified by the U.S. State Department as state sponsors of terrorism; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

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